UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

USA TRUCK INC.

(Exact name of registrant as specified in charter)

Delaware	1-35740	71-0556971
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of principal executive offices)	(Zip Code)

479-471-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.01 Par Value	USAK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 15, 2022, USA Truck Inc. (the “Company”) announced the appointment of George Henry as Executive Vice President and Chief Operating Officer.  In connection with his appointment, the Executive Compensation Committee of the Board of Directors of the Company (i) changed Mr. Henry’s annualized base salary from $275,000 to $300,000 and (ii) changed Mr. Henry’s Executive Severance and Change-in-Control Agreement to provide for 12 months (instead of 6 months) salary continuation upon a termination by the Company without cause, at any time other than within 12 months of a qualifying change-in-control, and other than as a result of disability.

Mr. Henry, 37, has served as the Company’s Senior Vice President – USAT Logistics since joining the Company in March 2018.  Previously, Mr. Henry served as Vice President of Logistics and Knight Dedicated at Knight Transportation, Inc., a truckload transportation services provider, from April 2013 to March 2018.  Prior to joining Knight, Mr. Henry served in various 3PL and brokerage roles at Transplace, a logistics provider, from November 2005 to April 2013, where he advanced in progressively more responsible roles, culminating in his promotion to Vice President of Capacity Services.  Mr. Henry has a Bachelor of Science degree in Supply Chain, Transportation and Logistics Management from the University of Wales, U.K.

There is no arrangement or understanding between Mr. Henry and any other person pursuant to which Mr. Henry was appointed Executive Vice President and Chief Operating Officer.  There are no transactions in which Mr. Henry has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck Inc.
(Registrant)

Date:	June 16, 2022	/s/ Zachary B. King
Zachary B. King
Executive Vice President and Chief Financial Officer